                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          The Boston Beer Company, Inc
                (Name of Registrant as Specified In Its Charter)

                          The Boston Beer Company, Inc
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                         THE BOSTON BEER COMPANY, INC.

               NOTICE OF THE 2001 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 2001

To the Stockholders:

     The 2001 Annual Meeting of the Stockholders of THE BOSTON BEER COMPANY, INC. (the "Company") will be held on Tuesday, May 22, 2001, at 10:00 a.m. at The Brewery located at 30 Germania Street, Jamaica Plain, Boston, Massachusetts, for the following purposes:

     1. The election by the holders of the Class A Common Stock of three (3) Class A Directors, each to serve for a term of one (1) year.

     2.  For the election by the sole holder of the Class B Common Stock of four
         (4) Class B Directors, each to serve for a term of one (1) year.

     3. To consider and act upon any other business which may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 23, 2001 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                            By order of the Board of Directors

                                            C. JAMES KOCH, Clerk

Boston, Massachusetts
April 13, 2001

                         THE BOSTON BEER COMPANY, INC.

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Boston Beer Company, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders to be held on Tuesday, May 22, 2001, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being mailed to stockholders is April 13, 2001.

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor of such matters. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

     The holders of a majority in interest of the issued and outstanding Class A Common Stock are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for the election of the Class A Directors. The election of each of the nominees for Class A Director, as hereinafter set forth in greater detail, will be decided by plurality vote of the holders of Class A Common Stock present in person or represented by proxy at the Meeting. The affirmative vote of the sole holder of the outstanding shares of Class B Common Stock voting in person or by proxy at the meeting is required to elect the Class B Directors, as hereinafter set forth in greater detail, and to approve all other matters listed in the notice of meeting.

     The Company will bear the cost of the solicitation. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers and regular employees of the Company, without being additionally compensated, may solicit proxies by mail, telephone, telegram, facsimile or personal contact. All reasonable proxy soliciting expenses will be paid by the Company in connection with the solicitation of votes for the Annual Meeting.

     The Company's principal executive offices are located at 75 Arlington Street, Boston, Massachusetts 02116, telephone number (617) 368-5000.

                       RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on March 23, 2001 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 12,370,582 shares of Class A Common Stock, $.01 par value per share, and 4,107,355 shares of Class B Common Stock, $.01 par value per share. Each outstanding share of the Company's Class A and Class B Common Stock entitles the record holder to one (1) vote on each matter properly brought before the Class. The 4,121,850 shares of Class A Common Stock, $.01 par value per share, held in treasury by the Company at March 23, 2001 are not entitled to vote.

           ITEMS 1 AND 2.  ELECTION OF CLASS A AND CLASS B DIRECTORS

     The Board of Directors proposes that the initial number of Directors be fixed for the ensuing year at seven (7), consisting of three (3) Class A Directors to be elected by the holders of the Class A Common Stock for a term of one (1) year, and four (4) Class B Directors to be elected by the sole holder of the Class B Common Stock, also for a term of one (1) year, reserving the right of the sole holder of the Class B Common Stock to increase the number of Class B Directors to up to six (6) at such time as he deems appropriate and to elect up to two (2) additional Class B Directors accordingly.

     It is proposed that the holders of the Class A Common Stock elect each of the three (3) nominees for Class A Director to serve for a term of one (1) year and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

     It is anticipated that the sole holder of the Class B Common Stock will elect each of the four (4) nominees for Class B Director also to serve for a term of one (1) year and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

     The person named in the accompanying proxy will vote, unless authority is withheld, for the election as Class A Directors of the three (3) nominees named below. In the event that any of the nominees should become unavailable for election, which is not anticipated, the person named in the accompanying proxy will vote for such substitute nominees as the incumbent Class A Directors, acting pursuant to Section 4.8 of the Company's By-Laws as a Nominating Committee, may nominate. As indicated below, except for Messrs. Cummin, Wing and Hiatt, all Directors are either Executive Officers of the Company or its subsidiaries or related to such Executive Officers.

     Nominees Proposed in Accordance with the Terms of the Articles of Organization and By-Laws of the Company. Set forth below are the nominees for election as Class A and Class B Directors, respectively, for terms ending in 2002 and certain information about each of them.

CLASS A DIRECTORS:

                                          YEAR FIRST
                                          ELECTED A          POSITION WITH THE COMPANY OR PRINCIPAL
NAME OF NOMINEE                     AGE    DIRECTOR          OCCUPATION DURING THE PAST FIVE YEARS
---------------                     ---   ----------         --------------------------------------
Pearson C. Cummin, III............  58       1995      Mr. Cummin has served as a general partner of
                                                       Consumer Venture Partners, a Greenwich,
                                                       Connecticut based venture capital firm, since
                                                       January 1986. He also serves as a Director of
                                                       Pacific Sunwear of California, Inc. and Natural
                                                       Wonders, Inc.

James C. Kautz....................  70       1995      Mr. Kautz, formerly a limited partner of The
                                                       Goldman Sachs Group, L.P., now serves as a
                                                       non-profit trustee and private investor. Mr. Kautz
                                                       is the second cousin of the Company's founder and
                                                       Chairman, C. James Koch.

Robert N. Hiatt...................  64       1998      Mr. Hiatt was Chairman of Maybelline, Inc. from
                                                       1996 until he retired in 1997. From 1990 until
                                                       1996, Mr. Hiatt was President and Chief Executive
                                                       Officer of Maybelline, Inc. Mr. Hiatt also served
                                                       as a Director of Genovese Drug Stores, Inc. from
                                                       1997 to 1999.

CLASS B DIRECTORS:

C. James Koch.....................  51       1995      Mr. Koch founded the Company in 1984 and currently
                                                       serves as the Chairman and Clerk of the Company.
                                                       Until January 2001, Mr. Koch also served as the
                                                       Company's Chief Executive Officer.

Charles Joseph Koch...............  78       1995      Mr. Koch is the father of founder C. James Koch.
                                                       In 1989, Mr. Koch retired as founder and co-owner
                                                       of Chemicals, Inc., a distributor of brewing and
                                                       industrial chemicals in southwestern Ohio.

John B. Wing......................  54       1995      Since 1993, Mr. Wing has served as President of
                                                       Wing Aviation, Inc. Mr. Wing also served as
                                                       Chairman and Chief Executive Officer of The Wing
                                                       Group Limited, Co., a developer of energy projects
                                                       in Turkey, Kuwait and China from 1991 through
                                                       1998.

                                          YEAR FIRST
                                          ELECTED A          POSITION WITH THE COMPANY OR PRINCIPAL
         NAME OF NOMINEE            AGE    DIRECTOR          OCCUPATION DURING THE PAST FIVE YEARS
         ---------------            ---   ----------         --------------------------------------
Martin F. Roper...................  38       1999      Mr. Roper was appointed the Chief Executive
                                                       Officer of the Company in January 2001, after
                                                       having served as the President and Chief Operating
                                                       Officer of the Company since December 1999. Mr.
                                                       Roper joined the Company as Vice President of
                                                       Manufacturing and Business Development in
                                                       September 1994 and became the Chief Operating
                                                       Officer in April 1997. Prior to joining the
                                                       Company, Mr. Roper had been President of the MEG
                                                       Division of Steel Works, Inc.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During the Company's 2000 fiscal year, there were five (5) meetings of the Board of Directors of the Company. All of the Directors attended, either in person or by telephone, (i) all of the total number of meetings of the Board of Directors which they were entitled to attend, with the exception of one Director who was unable to attend one meeting; and (ii) all of the total number of meetings held by Board of Directors committees on which they served which they were entitled to attend. The Class A Directors in office from time to time serve as a nominating committee for the purpose of nominating persons for election as Class A Directors. The Company does not otherwise have a nominating committee.

     The Audit Committee of the Board of Directors reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditors' fees for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The charter of the Audit Committee effective May 30, 2000 is appended to this Proxy Statement as Appendix A. The present members of the Audit Committee are Pearson C. Cummin, III (Chairman), Robert N. Hiatt, James C. Kautz and John B. Wing. The Audit Committee met on three occasions in 2000.

     The Company also has a Compensation Committee, whose purposes are to make recommendations to the full Board of Directors concerning the Company's Employee Equity Incentive Plan and otherwise to act with respect to matters of executive compensation. The members of such Committee are Pearson C. Cummin, III, Robert
N. Hiatt, James C. Kautz (Chairman) and John B. Wing. The Compensation Committee met on two occasions in 2000.

                   SECURITY OWNERSHIP OF PRINCIPAL HOLDERS OF
              VOTING SECURITIES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of March 23, 2001 (i) by each person (or group of affiliated persons) known by the Company to be the beneficial owner(s) of more than five percent (5%) of the outstanding Class A Common Stock, (ii) by each Director of the Company, (iii) by each person nominated as a Director of the Company, (iv) by the Company's Chief Executive Officer and the other officers named below in the Summary Compensation Table and (v) all of the Company's executive officers and Directors as a group. Unless otherwise indicated, the individuals named below held sole voting and investment power over the shares listed below:

                                                              SHARES BENEFICIALLY OWNED(1)
                 NAMED EXECUTIVE OFFICERS,                    ----------------------------
               DIRECTORS AND 5% STOCKHOLDERS                    NUMBER            PERCENT
               -----------------------------                  -----------        ---------
C. James Koch(2)(3).........................................   5,353,875            32.5%
Martin F. Roper(3)(4).......................................     500,434             3.0%
Richard P. Lindsay(3)(5)....................................      14,950               *
Jeffrey D. White(3)(6)......................................      21,169               *

                                                              SHARES BENEFICIALLY OWNED(1)
NAMED EXECUTIVE OFFICERS,                                     ----------------------------
DIRECTORS AND 5% STOCKHOLDERS                                   NUMBER            PERCENT
-----------------------------                                 -----------        ---------
Robert H. Hall(3)...........................................           0               *
Pearson C. Cummin, III(3)(7)................................      78,923               *
James C. Kautz(3)(8)........................................     537,531             3.3%
Charles Joseph Koch(3)(9)...................................      17,000               *
John B. Wing(3)(10).........................................     386,892             2.3%
Robert N. Hiatt(3)(11)......................................      11,000               *
Credit Suisse Asset Management, LLC(12).....................   1,437,000             8.7%
All Directors and Executive Officers as a group
  (11 people)...............................................   6,960,500            42.2%

---------------
  *  Less than 1% of the outstanding shares of Class A Common Stock.

 (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes general voting and/or investment power with respect to securities. Shares of Class A Common Stock subject to options and warrants currently exercisable or exercisable within 60 days after the record date are deemed outstanding for computing the percentage of a person holding such options but are not deemed outstanding for computing the percentage of any other person. No shares of Class B Common Stock are subject to options or warrants. All shares are Class A Common Stock except for shares of Class B Common Stock held by C. James Koch. See Note 2 below.

 (2) Includes 4,107,355 shares of Class B Common Stock, constituting all of the outstanding shares of Class B Common Stock. Includes 353,107 shares of Class A Common Stock held in several trusts for the benefit of C. James Koch and certain of his family members; does not include shares deposited in Exchange Funds which have been treated as sales for reporting purposes. Includes options to acquire 12,000 shares of Class A Common Stock exercisable currently or within 60 days.

 (3) Executive officer and/or Director and/or nominee for Director of the Company. Mailing address is c/o The Boston Beer Company, Inc., 75 Arlington Street, Boston, MA 02116.

 (4) Includes options to acquire 482,882 shares of Class A Common Stock exercisable currently or within 60 days.

 (5) Includes options to acquire 14,750 shares of Class A Common Stock exercisable currently or within 60 days.

 (6) Includes of options to acquire 20,034 shares of Class A Common Stock exercisable currently or within 60 days.

 (7) Includes options to acquire 15,000 shares of Class A Common Stock exercisable currently or within 60 days and 2,293 shares of Class A Common Stock owned by a profit sharing plan, of which Mr. Cummin is trustee.

 (8) Consists of options to acquire 15,000 shares of Class A Common Stock exercisable currently or within 60 days and 522,531 shares of Class A Common Stock owned of record by the Kautz Family Partners, L.P. of which Mr. Kautz is general partner.

 (9) Consists of options to acquire 15,000 shares of Class A Common Stock exercisable currently or within 60 days and 2,000 shares of Class A Common Stock owned by the spouse of Mr. Charles Joseph Koch.

(10) Includes options to acquire 15,000 shares of Class A Common Stock exercisable currently or within 60 days

(11) Consists of options to acquire 10,000 shares of Class A Common Stock exercisable currently or within 60 days and 1,000 shares of Class A Common Stock owned by the spouse of Mr. Hiatt.

(12) Based on information provided to the Company on Schedule 13G for the period ended December 31, 2000 by Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017.

                 DIRECTOR COMPENSATION FOR THE LAST FISCAL YEAR

     On May 21, 1996, the Company adopted a Non-Employee Director Stock Option Plan pursuant to which each non-employee director of the Company receives the grant of 2,500 shares of the Company's Class A Common Stock annually as of the date of the Annual Stockholders' Meeting of the Company. This Plan was amended on May 30, 2000 to increase the annual grant to 5,000 shares of the Company's Class A Common Stock. The grant price for such options is based upon the fair market value of the Company's stock as of the date of grant. On May 21, 1996, each non-employee director was granted an option to purchase up to 2,500 shares at a per share price of $18.5625 per share; on June 3, 1997, each non-employee director was granted an option to purchase up to 2,500 shares of the Company's stock at $9.50 per share; on June 1, 1998, each non-employee director was granted an option to purchase up to 2,500 shares at a per share price of $11.1875; on June 1, 1999, each non-employee director was granted an option to purchase up to 2,500 shares at a per share price of $8.125; and on May 30, 2000, each non-employee director was granted an option to purchase up to 5,000 shares at a per share price of $8.575. The grant of stock options under this Non-Employee Director Stock Option Plan is subject to the requirement that each director comply with his fiduciary obligations with the Company. If any breach of such obligations should occur, the Company shall be entitled, in addition to any other remedies available to it, to recover all profit realized by him as a result of the exercise of such option during the last 12 months of his term as director and at any time after the expiration of such term. On December 19, 1997, the Board amended the terms of such Non-Employee Director Stock Option Plan (and of each stock option grant made pursuant to the terms of such Plan) to increase from ninety (90) days to three (3) years the period within which each option would remain exercisable following the date on which the optionee ceased to be a Director of the Company, subject in any case to the ten (10) year term of each option.

     Effective May 30, 2000, the Board of Directors adopted a program, which was approved by the Class B Stockholder of the Company, to compensate non-employee directors for attending meetings of the Board of Directors and meetings of the Audit and Compensation Committees, as well as providing a retainer of $7,500 upon election to the Board of Directors. Under the program, non-employee directors receive $2,500 for each meeting of the Board of Directors attended in person and $1,000 for each meeting of the Board of Directors attended by telephone. In addition, non-employee directors receive $1,000 for each meeting of the Audit and/or Compensation Committee attended in person and $500 for each meeting of such committees attended by telephone. Further, Chairmen of the Audit and Compensation Committees receive $1,000 as an annual retainer upon election to such position. In 2000, the non-employee directors received the following compensation:

             SUMMARY COMPENSATION TABLE FOR NON-EMPLOYEE DIRECTORS
                    FOR FISCAL YEAR ENDED DECEMBER 30, 2000

NAME                                                          COMPENSATION
----                                                          ------------
Pearson C. Cummin, III......................................    $20,500
James C. Kautz..............................................    $20,500
Robert N. Hiatt.............................................    $19,500
Charles Joseph Koch.........................................    $11,500
John B. Wing................................................    $15,900

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     Compensation Philosophy. The Company's executive compensation system continues to be comprised of base salaries, annual bonuses and stock option awards. Executive compensation is subject to the oversight and approval of the Compensation Committee of the Board of Directors (the "Committee"), which reviews executive officer compensation annually. Executive compensation is designed to be competitive within the alcoholic beverages industry and other companies of comparable size and complexity, so as to enable the Company to continue to attract and retain talented and motivated individuals in key positions.

     Compensation paid to the Company's executive officers is intended to reflect the responsibility associated with each executive officer's position, the past performance of the specific executive officer, the goals of management and the profitability of the Company. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance, as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where, in its judgment, external or individual circumstances warrant it.

     Equity-Based Compensation. During 2000, the Compensation Committee again devoted significant attention to the grant of so-called Discretionary Options under the Company's Employee Equity Incentive Plan. The Discretionary Options feature of the Employee Equity Incentive Plan has been used by the Compensation Committee as an integral part of the overall compensation approach for the officers of the Company. Such stock option awards are designed to provide incentive to the Company's key employees to increase the market value of the Company's stock, thus linking corporate performance and stockholder value to executive compensation.

     As amended and restated in 1997, the Employee Equity Incentive Plan calls for the Committee to make recommendations to the full Board with respect to the grant of Discretionary Options. In recommending the grant of options, the Compensation Committee takes into account the position and responsibilities of the optionee being considered, the nature and value to the Company of his or her service and accomplishments, his or her present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant. In carrying out these responsibilities in 2000, the Committee met with the Company's Chief Executive Officer in October to review Management's preliminary thinking with respect to Discretionary Options to be granted effective January 1, 2001. The Committee met again with the Chief Executive Officer in December to review final recommendations in the context of the overall compensation plan for executives. Based on this review, the Committee recommended that options covering an aggregate of 274,500 shares of Class A Common Stock be granted by the Board, effective as of January 1, 2001. The Committee also recommended, and the Board approved, that a portion of the options granted to the Company's executive officers carry exercise prices representing a premium over the current market price for the Company's Class A Common Stock.

     Up to an aggregate of 2,687,500 shares of Class A Common Stock may be issued under the Employee Equity Incentive Plan. As of March 23, 2001, there were approximately 600,000 shares of Class A Common Stock available for grant under the Employee Equity Incentive Plan.

     A detailed description of the Employee Equity Incentive Plan is included elsewhere in this Proxy Statement. The Employee Equity Incentive Plan may be amended or terminated by the Board of Directors, subject to the approval of the holders of a majority in interest of the Class B Common Stock of the Company.

     Chief Executive Officer Compensation. The Compensation Committee reviewed and approved the compensation paid to C. James Koch as the Company's Chief Executive Officer during 2000. In reviewing such compensation, the Committee evaluated the Company's success in executing against the Company's strategic plan for maintaining its leading position in the highly competitive craft beer industry. The Compensation Committee believes that the compensation paid to Mr. Koch in 2000 was reasonable in light of the Company's overall performance, especially in the area of profitability. The Committee also believes that, even though Mr. Koch already has a significant equity position in the Company, his compensation should also be aligned with the interests of all stockholders. Accordingly, the Compensation Committee recommended, and the Board approved, the grant to Mr. Koch of a Discretionary Option covering 20,000 shares, effective January 1, 2001, of which 4,000 shares carry an exercise price of $8.84375; 5,000 shares carry an exercise price of $11.76220; 5,000 shares carry an exercise price of $14.76910; and 6,000 shares carry an exercise price of $17.6875.

                                            THE COMPENSATION COMMITTEE:

                                            JAMES C. KAUTZ, Chairman
                                            PEARSON C. CUMMIN, III
                                            ROBERT N. HIATT
                                            JOHN B. WING

                       EXECUTIVE OFFICERS OF THE COMPANY

     Information required by Item 7(b) of Schedule 14A with respect to executive officers of the Company is set forth below. The executive officers of the Company are elected annually by the Board of Directors and hold office until their successors are elected and qualified, or until their earlier removal or resignation.

     C. James Koch, 51, currently serves as Chairman and Clerk of the Company. Mr. Koch founded the Company in 1984 and was the Chief Executive Officer since that time until January 2001.

     Martin F. Roper, 38, was appointed Chief Executive Officer of the Company in January 2001, and has been President of the Company since December 1999, after having served as its Chief Operating Officer since April 1997. He joined the Company as Vice President of Operations in September 1994 from Steel Works Inc. where he had been President of the MEG Division.

     Richard P. Lindsay, 39, serves as Chief Financial Officer and Treasurer of the Company. Mr. Lindsay joined the Company in 1997 to assist in the acquisition and integration of the Company's Cincinnati brewery. Immediately following the acquisition, Mr. Lindsay served as Corporate Controller until he was appointed Vice President of Finance in November 1998. He assumed his current position in October 1999. Prior to joining the Company, Mr. Lindsay held various finance and consulting positions at Agility, Inc., KPMG Peat Marwick LLP and Shawmut Bank.

     Jeffrey D. White, 43, was appointed Chief Operating Officer of the Company in February 2001, after serving as Vice President of Operations since April 1997. Mr. White had served as Director of Operations of the Company from 1994 to 1997, Operations Manager from 1991 to 1994, and as Distribution Manager from 1989 to 1991. Mr. White worked for Anheuser-Busch from 1988 to 1989 as a Packaging Supervisor and prior to that, for New Amsterdam Brewing Company as Operations Manager.

     Robert H. Hall, 40, serves the Company as Vice President of Brand Development. Prior to joining the Company in June 2000, Mr. Hall had been employed by Kellogg Company from 1993 to 2000, where he held the positions of Vice President Marketing US Natural and Functional Foods Division and Vice President Global Cereal Innovation, North America.

     David Grinnell, 43, was appointed Director of Brewing and Quality in March 2001. Prior to that time, Mr. Grinnell had been Manager of Brewing Operations of the Company since 1988.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the Company's highest paid executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company for the Company's three most recent fiscal years ended December 30, 2000, December 25, 1999, and December 26, 1998.

                  SUMMARY COMPENSATION TABLE FOR FISCAL YEARS
        ENDED DECEMBER 30, 2000, DECEMBER 25, 1999 AND DECEMBER 26, 1998

                                                     ANNUAL                               OTHER
                                                 COMPENSATION(1)                       COMPENSATION
                                               -------------------    OTHER ANNUAL         FROM
NAME AND PRINCIPAL POSITION             YEAR    SALARY    BONUS(3)   COMPENSATION(2)    SECURITIES
---------------------------             ----   --------   --------   ---------------   ------------
C. James Koch.........................  2000   $184,465        --        $   455         $ 4,366
  Chairman and Chief Executive Officer  1999   $184,465        --        $   976         $ 2,072
                                        1998   $184,465        --        $   745              --

Martin F. Roper.......................  2000   $399,579   $50,000        $   579              --
  President and Chief Operating         1999   $324,461   $45,000        $   168              --
     Officer                            1998   $281,511   $40,000        $   539              --

Richard P. Lindsay....................  2000   $142,246   $14,000        $   155              --
  Chief Financial Officer and           1999   $128,017   $11,500        $    84              --
     Treasurer                          1998   $102,898   $15,000        $    50              --

Jeffrey D. White......................  2000   $121,085   $12,000             --              --
  Vice President of Operations          1999   $109,339   $13,000        $    89         $ 5,471
                                        1998   $105,651   $11,640        $    58         $12,500

Robert H. Hall (4)....................  2000   $148,891   $35,000        $11,858              --
  Vice President of Brand Development   1999         --        --             --              --
                                        1998         --        --             --              --

---------------
(1) Included in this column are amounts earned, though not necessarily received, during the corresponding fiscal year.

(2) Included in this column are amounts of other compensation paid for miscellaneous taxable employee benefits, including costs relating to Mr. Hall's relocation benefit.

(3) The bonus amounts for the executive officers have been restated so that the bonus for all fiscal year periods is recorded for each officer in the year in which such bonus is paid.

(4) Mr. Hall joined the Company in June 2000.

     The following sets forth, as of December 30, 2000, information regarding options exercised by the Executive Officers during the fiscal year ended December 30, 2000 as well as information regarding unexercised options held by such Executive Officers and the value of "in-the-money" options.

             AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES
                            AS OF DECEMBER 30, 2000

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                SHARES                       OPTIONS AT FY-END(#)             AT FY-END($)(1)
                              ACQUIRED ON      VALUE       ---------------------------   ---------------------------
NAME                           EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   -----------    -----------   -------------   -----------   -------------
C. James Koch...............       0             0            5,927         42,000        $27,075       $ 10,125
Martin F. Roper.............       0             0          407,883        307,000        $ 3,250       $159,312
Richard P. Lindsay..........       0             0            5,500         39,500        $ 3,562       $ 49,406
Jeffrey D. White............       0             0           11,647         31,787        $ 3,992       $ 36,310
Robert H. Hall..............       0             0                0        180,000              0       $ 79,875

---------------
(1) Based upon a fair market value at December 29, 2000 of $8.84375 per share, determined in accordance with the rules of the Securities and Exchange Commission, less the option exercise price or purchase price.

EMPLOYMENT AGREEMENTS

     The Company has not entered into employment agreements with any of its employees. However, the Stockholder Rights Agreement between the Company and initial stockholders of the Company provides that so long as Mr. Koch remains an employee of the Company (i) he will devote such time and effort, as a full-time, forty (40) hours per week occupation, as may be reasonably necessary for the proper performance of his duties and to satisfy the business needs of the Company, (ii) the Company will provide Mr. Koch benefits no less favorable than those formerly provided to him by the Boston Beer Company Limited Partnership and (iii) the Company will purchase and maintain in effect term life insurance on the life of Mr. Koch.

THE EMPLOYEE EQUITY INCENTIVE PLAN

     The Employee Equity Incentive Plan is the successor to the 1995 Management Option Plan of the Boston Beer Company Limited Partnership (the "Partnership"), the various Partnership employee investment unit plans, and various discretionary options granted by the Partnership. The predecessor Incentive Share Plans entitled eligible employees to certain deferred compensation, generally payable after termination of employment and calculated based on appreciation in the value of equity interests in the Company from the date of an award, and (ii) a series of plans under which a broader group of employees of the Partnership were permitted to purchase similar deferred compensation rights.

     As of March 23, 2001, there are (i) outstanding Management Options for 34,784 shares of Class A Common Stock at an exercise price of $0.01 per share, of which options to purchase 31,683 shares are immediately exercisable; (ii) outstanding Discretionary Options for 1,602,378 shares of Class A Common Stock at an average exercise price of $10.2860 per share of which the options to purchase 721,568 shares are immediately exercisable; and (iii) rights to receive 141,529 Investment Shares, of which rights to receive 75,138 shares have vested.

     A more complete discussion of the specific terms and provisions of the Employee Equity Incentive Plan is provided below.

STOCK OPTIONS GRANTED

     The following table sets forth certain information concerning grants of stock options made during the year ended December 30, 2000 to the executive officers named below:

      OPTION GRANTS TO EXECUTIVE OFFICERS IN YEAR ENDED DECEMBER 30, 2000

                       NUMBER OF     PERCENT OF                                  POTENTIAL REALIZABLE VALUE AT
                       SECURITIES      TOTAL                                        ASSUMED ANNUAL RATES OF
                       UNDERLYING     OPTIONS                                      STOCK PRICE APPRECIATION
                        OPTIONS      GRANTED TO    EXERCISE OR                        FOR OPTION TERM(2)
                        GRANTED     EMPLOYEES IN   BASE PRICE    EXPIRATION    ---------------------------------
NAME                     (#)(1)     FISCAL YEAR     PER SHARE       DATE         0%          5%          10%
----                   ----------   ------------   -----------   -----------   -------   ----------   ----------
C. James Koch........    30,000          5.4%        [See Note     [See Note         0            0   $   18,359
                                                      3 below]      3 below]
Martin F. Roper......   170,000         30.4%        [See Note     [See Note         0   $  650,324   $1,789,022
                                                      4 below]      4 below]
Richard P. Lindsay...    25,000          4.5%      $   7.15625      12/31/09         0   $  112,513   $  285,130
Jeffrey D. White.....    18,000          3.2%      $   7.15625      12/31/09         0   $   81,009   $  205,294
Robert H. Hall.......   180,000         32.2%      $      8.40       6/11/10   $34,875   $1,007,696   $2,500,195

---------------
(1) Options vest at 20% each year. Options become immediately exercisable in full in the event that C. James Koch and/or members of his family cease to control a majority of the Company's issued and outstanding Class B Common Stock.

(2) The potential realizable value of the options reported above was calculated by assuming 0%, 5% and 10% annual rates of appreciation above the fair market value of the Class A Common Stock of the Company from the date of grant (determined in accordance with the rules of the Securities and Exchange Commission) of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Class A Common Stock of the Company. The actual value realized from the options could be higher or lower than the values reported above, depending upon the future appreciation or depreciation of the Class A Common Stock during the option period, the option holder's continued employment through the option period and the timing of the exercise of the options.

(3) Options for 6,000 shares carry an exercise price of $7.15625; 7,500 shares carry an exercise price of $9.51780; 7,500 shares carry an exercise price of $11.9509; and 9,000 shares carry an exercise price of $14.31250. The Options terminate on the expiration of the 10-day period that commences on the third business day after the Company files with the Securities and Exchange Commission its Annual Report on Form 10-K for its 2004 fiscal year.

(4) Options for 70,000 shares carry an exercise price of $7.15625 and have an expiration date of December 31, 2009. Options for 30,000 shares, which terminate on the expiration of the 10-day period that commences on the third business day after the Company filed with the Securities and Exchange Commission its Annual Report on Form 10-K for its 2004 fiscal year, carry the exercise prices as follows: for 6,000 shares carry an exercise price of $7.15625; 7,500 shares carry an exercise price of $9.51780; 7,500 shares carry an exercise price of $11.9509; and 9,000 shares carry an exercise price of $14.31250. Options for 70,000 shares carry and exercise price of $8.40 and have an expiration date of June 11, 2010.

OTHER RELATED TRANSACTIONS

  Company Stock Performance

     The chart set forth below shows the value of an investment of $100 on November 21, 1995 in each of the Company's stock ("Boston Beer"), the Standard & Poor's 500 Index ("S&P 500") and a peer group as of December 31, 2000.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                              [PERFORMANCE CHART]

                                                     BOSTON BEER INC        S&P BEVERAGES - ALCOHOLIC          PEER GROUP
                                                     ---------------        -------------------------          ----------
1995                                                     100.00                      100.00                      100.00
1996                                                      43.16                      119.97                       32.23
1997                                                      32.89                      125.05                       19.20
1998                                                      35.79                      177.73                       14.43
1999                                                      30.27                      190.50                       10.17
2000                                                      37.10                      248.69                        9.19

                       THE EMPLOYEE EQUITY INCENTIVE PLAN

     On November 20, 1995, the Company adopted the Employee Equity Incentive Plan which provided for the grant of Management Options, Discretionary Options and Investment Shares (each is described below). The maximum number of shares of the Company's Class A Common Stock originally authorized for issuance under the Employee Equity Incentive Plan was 1,687,500 shares. On October 20, 1997, the Board of Directors (the "Board") and the sole holder of the Company's Class B Common Stock amended the Employee Equity Incentive Plan to provide for an additional 1,000,000 authorized shares and, on December 19, 1997, the Company further amended the Employee Equity Incentive Plan to delete the provision which had permitted the grant of Management Options which had been granted at a per share exercise price of $0.01 and to provide for a shift from the Compensation Committee to the full Board of Directors authority to act under the Employee Equity Incentive Plan, based on recommendations brought to it by the Compensation Committee. Shares of Class A Common Stock which are the subject of Management Options or Discretionary Options which lapse unexercised or Investment Shares which do not vest and are repurchased by the Company or which are redeemed by the Company shall again be available for issuance under the Employee Equity Incentive Plan. The maximum number of shares available for grants is subject to adjustment for capital changes.

     In adopting the Employee Equity Incentive Plan, the Company has also approved, subject to certain further restrictions described below, the assumption of rights to acquire equity interests in the Company granted under certain predecessor plans of the Partnership.

ADMINISTRATION, TERMINATION AND AMENDMENT

     The Employee Equity Incentive Plan is administered by the Board and the sole holder of the Company's Class B Common Stock, taking into account recommendations from the Compensation Committee of the Board. The Compensation Committee consists of at least two (2) members of the Board, none of whom shall be or at any time have been employees of the Company. The members of the Compensation Committee are appointed by the Board and the Board may at any time, subject to the above restrictions, appoint one or more members of the Compensation Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Compensation Committee, however caused. The Board, subject to the approval of the holders of a majority in interest of the Company's then issued and outstanding Class B Common Stock, may modify, amend or terminate the Employee Equity Incentive Plan at any time. Termination or amendment of the Employee Equity Incentive Plan shall not, without the consent of any person affected thereby, modify or in any way affect any Discretionary Options granted or Investment Shares purchased prior to such termination or amendment.

ELIGIBILITY TO PARTICIPATE

     Employees eligible to participate in the Employee Equity Incentive Plan ("Eligible Employees") are those employees of the Company who (i) have been employed by the Company for at least one (1) year and (ii) have entered into an Employment Agreement with the Company containing certain terms and conditions as the Board, in its discretion, may from time to time require. Only full-time management-level Eligible Employees, as determined by the Compensation Committee in its sole discretion, shall be selected by the Compensation Committee for a recommendation to the Board to be granted Discretionary Options. In designating Optionees for Discretionary Options, the Compensation Committee shall take into account each prospective Optionee's level of responsibility, performance, potential and such other considerations as the Compensation Committee deems appropriate.

TERMS AND PROVISIONS

     Management Options and Discretionary Options. While Management Options granted prior to December 31, 1997 remain outstanding, effective as of December 19, 1997, the Employee Equity Incentive Plan no longer provides for the grant of Management Options. Therefore, as of the date of its meeting in October of each year, the Compensation Committee shall make its recommendation to the Board concerning the overall total number of shares which are eligible for option grants and such other and further details as the Compensation Committee may deem appropriate. Immediately prior to the Board's meeting in December of each year, the Compensation Committee will finalize its recommendation, taking into consideration the recommendations of management, and will thereafter makes its final recommendation to the Board with respect to the grant of Discretionary Options to selected Optionees. The terms of each Discretionary Option shall be set forth in an Option Agreement, which shall include the following terms, conditions and restrictions:

          (i) The right to exercise a Discretionary Option shall vest over the period of five (5) years after the Option Date at the rate of twenty percent (20%) of the Option Shares covered thereby per year, or upon such other vesting schedule as the Compensation Committee recommends, and the Board shall so approve, so long as the Optionee continues to be employed by the Company as of each vesting date, provided, however, that (i) the Board may permit accelerated vesting in its discretion, (ii) Discretionary Options shall become exercisable in full in the event of an Optionee's retirement at or after reaching age 65, death or disability, and (iii) the Compensation Committee may recommend, and the Board may so approve, tying exercisability to compliance by an Optionee with any applicable restrictive covenants; and

          (ii) Except as recommended by the Compensation Committee, and approved by the Board, from time to time, a Discretionary Option shall terminate on the earlier to occur of the expiration of (i) ninety (90) days after the Optionee ceases to be an employee of the Company and (ii) ten (10) years after the Option Date.

     Investment Shares. Eligible Employees may also become Participants in the Employee Equity Incentive Plan and invest up to ten percent (10%) of their most recent annual W-2 earnings in shares ("Investment Shares") of Class A Common Stock. The number of Investment Shares which can be purchased by each Participant will be computed by dividing 10% of the Participant's W-2 earnings by the Investment Share Value. The "Investment Share Value" shall be the mean between the high and the low prices at which shares of Class A Common Stock traded on the New York Stock Exchange or on any other exchange on which such shares may be traded, on the day next preceding the date of a Participant's investment in Investment Shares, which ordinarily shall be effective as of January 1 in each applicable year (based upon the market value of the shares, determined as set forth above, as of the last trading day in December immediately preceding such January 1) and discounted, according to the Participant's years of service with the Company, as follows:

YEARS OF SERVICE                                              DISCOUNT
----------------                                              --------
Less than 2 years...........................................      0%
2-3 years...................................................     20%
3-4 years...................................................     30%
More than 4 years...........................................     40%

     For each full year Investment Shares are held after issuance and the Participant remains employed with the Company, twenty percent (20%) of such Investment Shares will become vested. All Investment Shares which have not yet vested shall automatically vest in the event of the termination of a Participant's employment with the Company by reason of his or her retirement at or after reaching age 65, death or disability. The Compensation Committee may also accelerate vesting at any time in its discretion. All unvested Investment Shares shall be held in escrow by an escrow agent selected by the Compensation Committee, pursuant to a Restricted Stock Escrow Agreement.

     Any Participant who is not subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, shall have the right at any time to cause the Company to redeem all, but not less than all, of such Participant's Investment Shares at a price equal to the lesser of (i) the Discounted Investment Share Value at which the Investment Shares were issued and
(ii) the fair market value of such Investment Shares, as of the date next preceding the date on which the Investment Shares are tendered for redemption.

     In the event that a Participant's employment with the Company is terminated other than because of retirement at or after the age of 65, death or disability, the Company has the right, but not the obligation, to redeem within ninety (90) days after such termination any or all of the Investment Shares previously purchased by the Participant which have not vested, at a price, payable in cash, equal to the lesser of (i) the Discounted Investment Share Value at which the Shares were issued and (ii) the fair market value of such Investment Shares, as of the date next preceding the date on which the Investment Shares are called for redemption.

     Except as otherwise specifically provided for above, no right or interest under the Employee Equity Incentive Plan of any Eligible Employee shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, other than by will or the laws of descent and distribution; and no such right or interest of any Eligible Employee shall be subject to any obligation or liability of such Eligible Employee. A Management Option or Discretionary Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon the attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the option.

RECENT GRANTS

     The following sets forth the details of Discretionary Options granted during the year ended December 30, 2000:

                                                                 DISCRETIONARY OPTION GRANTS
                                                              ----------------------------------
NAME AND POSITION                                             DOLLAR VALUE(1)   NUMBER OF SHARES
-----------------                                             ---------------   ----------------
C. James Koch, Chairman and Chief Executive Officer.........     $(67,451)           30,000
Martin F. Roper, President and Chief Operating Officer......     $(81,736)          170,000
Richard P. Lindsay, Chief Financial Officer and Treasurer...     $ 42,188            25,000
Jeffrey D. White, Vice President of Operations..............     $ 30,375            18,000
Robert H. Hall, Vice President of Brand Development.........     $ 79,875           180,000
Employees as a Group (excluding Executive Officers).........     $172,125           102,000

---------------
(1) Dollar values below are based upon a fair market value of Class A Common Stock at December 29, 2000 of $8.84375 per share, determined in accordance with the rules of the Securities and Exchange Commission, less the option exercise price, and multiplying by the number of shares subject to Discretionary Options granted.

RECAPITALIZATION, REORGANIZATIONS

     The Employee Equity Incentive Plan provides that in the event that the outstanding shares of Class A Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares which may be issued under the Employee Equity Incentive Plan and as to which outstanding Management Options or Discretionary Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the Optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding Discretionary Options shall be made without change in the total price applicable to the unexercised portion of such Discretionary Options and with a corresponding adjustment in the exercise price per share. The exercise price per share of Management Options shall remain $0.01 per share.

PREVIOUSLY GRANTED OPTIONS AND INVESTMENT SHARES

     All options granted by the Partnership prior to November 20, 1995, which were assumed under the Employee Equity Incentive Plan on that date and became Management Options or Discretionary Options, first became exercisable, to the extent that the right to exercise had otherwise then vested, on March 1, 1996, except that any such options held by Optionees subject to the provisions of
Section 16(b) of the 1934 Act did not become exercisable until May 20, 1996. All Investment Shares purchased from the Partnership prior to November 20, 1995, which had vested prior to March 1, 1996, were issued to the applicable Participants on that date, except that vested Investment Shares otherwise then issuable to Participants subject to the provisions of Section 16 (b) of the 1934 Act did not become issuable until May 20, 1996.

RESALE RESTRICTIONS

     Notwithstanding any other provision of the Employee Equity Incentive Plan, the Company may delay the issuance of shares covered by the exercise of a Management Option or a Discretionary Option or any Investment Shares which have vested (in any such case, "Shares") until one of the following conditions shall be satisfied:

          (i) Such Shares are at the time of issuance effectively registered under applicable federal and state securities acts, as now in force or hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that the issuance of such Shares is exempt from registration under applicable federal and state securities acts, as now in force or hereafter amended.

     Moreover, unless the Shares to be issued have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall be under no obligation to issue such Shares unless the Optionee or Participant shall first give written representation to the Company, satisfactory in form and scope to the Company's counsel and upon which in the opinion of such counsel the Company may reasonably rely, that he or she is acquiring the Shares to be issued to him or her as an investment and not with a view to or for sale in connection with any distribution thereof in violation of the 1933 Act. The Company shall have no obligation, contractual or otherwise, to any Optionee or Participant to register under any federal or state securities laws any Shares issued under the Employee Equity Incentive Plan to such Optionee or Participant.

     Notwithstanding the above, Shares acquired under the Employee Equity Incentive Plan while a Registration Statement relating to such Shares is in effect under the 1933 Act, by persons who are not affiliates of the Company may be sold by such persons without registration under the 1933 Act, and without the need to comply with Rule 144 thereunder. Public resales of shares acquired (while a Registration Statement relating to such shares is in effect under the 1933 Act) under the Employee Equity Incentive Plan by persons who are affiliates of the Company will be subject to registration or compliance with the requirements of Rule 144 under the 1933 Act, other than the holding period requirement of paragraph (d) of that Rule. Employees who are Directors or officers of the Company may be deemed to be affiliates of the Company.

TAX EFFECTS OF EMPLOYEE EQUITY INCENTIVE PLAN PARTICIPATION

     The Employee Equity Incentive Plan described herein is not a qualified plan under Section 401 of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     Management and Discretionary Options. Upon the grant of a Management Option or Discretionary Option, the Participant will not recognize ordinary income nor will the Company be entitled to a deduction. Upon the exercise of a Management Option or a Discretionary Option, the Participant will generally recognize ordinary income in the amount by which the fair market value of Class A Common Stock at the time of exercise exceeds the exercise price for the Shares then purchased and the Company will generally be entitled to a deduction for such amount of ordinary income recognized. Upon a subsequent disposition of Class A Common Stock, the Participant will realize a short-term or long-term capital gain or loss, depending upon the holding period of the Class A Common Stock, with the basis for computing such gain or loss equal to the fair market value of Class A Common Stock on the date of exercise.

     Investment Shares. Upon the purchase of an Investment Share, the Participant will not recognize ordinary income provided the Participant makes an election under Section 83(b) of the Internal Revenue

Code (such election is referred to herein as a "Section 83(b) election"). If the Participant makes a Section 83(b) election then the Participant will immediately recognize ordinary income in the amount by which the fair market value of the Investment Shares on the date of acquisition exceeds the purchase price therefor. If the Participant does not make a Section 83(b) election, then, upon vesting of the Investment Shares, the Participant will recognize ordinary income in the amount by which the fair market value of the Investment Shares then vesting, as of the date of vesting, exceeds the purchase price therefor. The Company will generally be allowed a deduction in an amount equal to the income recognized by the Participant in the tax year in which such income is recognized. Upon the disposition of Investment Shares, the Participant will realize a short-term or long-term capital gain or loss, depending upon the holding period of the Investment Shares, after they have vested, with the basis for computing such gain or loss equal to the amount of ordinary income realized on such shares plus the purchase price therefor. Participants purchasing Investment Shares should consult their tax advisors regarding the advisability of making a Section 83(b) election. A Section 83(b) election must be made within thirty (30) days of the purchase of Investment Shares.

                        REPORT OF THE AUDIT COMMITTEE(1)

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 30, 2000.

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Arthur Andersen LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which provides that certain matters related to the conduct of the audit of the Company's financial statements are to be communicated to the Audit Committee. The Audit Committee has also received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 relating to the accountant's independence from the Company, has discussed with Arthur Andersen LLP their independence from the Company, and has considered the compatibility of non-audit services with the accountant's independence.

     The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix "A" to this Proxy Statement. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of NYSE.

     Fees charged by Arthur Andersen LLP for services rendered in auditing the Company's annual financial statements for the most recent fiscal year and reviewing the financial statements included in the Company's quarterly reports on Form 10-Q for the most recent fiscal year, as well as the fees charged by Arthur Andersen LLP for other professional services rendered during the most recent fiscal year are as follows: audit fees and out-of-pocket expenses of $110,000 and audit-related tax and consulting service fees of $40,000.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000.

                                            AUDIT COMMITTEE:

                                            PEARSON C. CUMMIN, III, Chairman
                                            ROBERT N. HIATT
                                            JAMES C. KAUTZ
                                            JOHN B. WING

---------------

    (1)The material in this report, including the Audit Committee Charter, is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors appointed Arthur Andersen LLP as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending December 30, 2000. The engagement of Arthur Andersen LLP was approved by the Board of Directors, at the recommendation of the Audit Committee of the Board of Directors, and by the sole holder of the Company's Class B Common Stock.

     A representative of Arthur Andersen LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons owning more than 10% of the outstanding Class A Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% holders of Class A Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on copies of such forms furnished as provided above, the Company believes that during the fiscal year ended December 30, 2000, all
Section 16(a) filing requirements applicable to its officers, Directors and owners of greater than 10% of its Class A Common Stock were complied with on a timely basis.

               DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 2002 must be received at the Company's principal executive offices in Boston, Massachusetts on or before December 17, 2001. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                 OTHER MATTERS

     Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

     The cost of this solicitation will be borne by the Company. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

                                  10-K REPORT

     THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO RICHARD P. LINDSAY, CHIEF FINANCIAL OFFICER, THE BOSTON BEER COMPANY, INC., 75 ARLINGTON STREET, BOSTON, MA 02116.

                                 VOTING PROXIES

     The Board of Directors recommends an affirmative vote for all nominees specified herein. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote, the shares represented by such proxies will be voted in favor of the nominees.

                                            By order of the Board of Directors


                                            C. JAMES KOCH, Clerk

Boston, Massachusetts
April 13, 2001

                                                                      APPENDIX A

                         THE BOSTON BEER COMPANY, INC.
                            AUDIT COMMITTEE CHARTER

     I. Purpose. The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of The Boston Beer Company, Inc. (the "Company"), is to provide assistance to the members of the Board in fulfilling their responsibilities relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the outside auditors, the internal auditors and the financial management of the Company.

     II. Structure. The Committee shall be composed of at least three (3) persons designated by the Board, each of whom shall be a member of the Board and none of whom shall be members of management nor have a relationship to the Company that may interfere with the exercise of his or her independence from management and the Company. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. The Committee shall have the power to engage such financial and accounting experts, including independent public accountants other than the Company's outside auditors, as it deems reasonably necessary to assist it in carrying out its responsibilities.

     III. Meetings. The Committee shall meet as often and at such times and places as determined by the Committee. A meeting may be called by any member of the Committee. The Committee shall meet with management and with the outside auditors prior to and at the close of the annual audit as appropriate. The Committee shall have the authority to call before it management and other employees of the Company or any subsidiary involved in financial or accounting matters.

     As appropriate, it is recommended that a written agenda be prepared for each meeting and distributed to Committee members prior to the meeting, together with any appropriate background materials. After each meeting detailed minutes, again with appropriate background materials, should be prepared. The Committee shall report to the Board of Directors at each Board meeting subsequent to a Committee meeting.

     IV. Duties.  In carrying out its responsibilities, the Committee shall:

     A. Make recommendations to the Board concerning the selection of the outside auditors for the Company and its subsidiaries, and, together with the Board, select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement);

     B. Ensure that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company; to actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence;

     C. Review and discuss with the outside auditors, prior to the annual audit or any interim audit, the expected scope of the audit, including the procedures to be used and the compensation to be paid, as agreed to by management;

     D. Review and discuss with the outside auditors and with management the results of the audit and any reports or opinions to be rendered in connection therewith; and

     E. Discuss with and make inquiries of management and the outside auditors concerning the adequacy and effectiveness of the internal financial, accounting and operating controls and procedures of the Company and its subsidiaries.

     In carrying out each of these duties, the Committee shall, at a minimum, take the following steps:

     1. Selection of the Outside Auditors. In making its recommendation as to the selection of the Company's outside auditors, the Committee should review the quality and independence of the auditors in light of the following factors:

          (a) The auditors' approach to and the results of the audit, including the quality of recommendations made by the auditors concerning the approach of the Company and its subsidiaries to accounting principles, policies and controls;

          (b) The auditors' approach to rotation of personnel: is rotation so frequent as to provide no continuity of personnel, thereby increasing audit cost and, perhaps, decreasing auditor expertise or is it so infrequent as to raise questions as to the auditors' independence;

          (c) To what extent have the auditors kept abreast and kept management abreast of changes in accounting principles and reporting requirements of the Securities and Exchange Commission and other regulatory agencies, both state and federal;

          (d) Other services performed by the auditors--tax, consulting and the like: are these of the highest quality;

          (e) Is the overall service given to the Company and its subsidiary by the auditors of the highest quality and are the fees being charged by the auditors commensurate with the level of service.

     2. Review of Audit Scope. In reviewing the expected scope of the audit--prior to the audit -- the following points should be addressed:

          (a) Upon which of the internal control functions of the Company and its subsidiaries will the audit be based;

          (b) To what extent will the facilities of the Company and its subsidiaries be visited by the auditors; what is the significance of those facilities chosen and if not all facilities are to be listed, why other facilities have been excluded;

          (c) What audit procedures are to be used, what amount of time will each entail and what is the approximate cost of each;

          (d) If any other outside auditors are to be used, who such auditors are and the reason for their use.

     3. Review of Audit Results. The review of the results of the audit and any reports or opinions to be rendered by the outside auditors should cover the following points:

          (a) How do the accounting principles and policies of the Company and its subsidiaries compare with those of comparable companies;

          (b) If there are alternative practices available, are the preferable alternatives being used;

          (c) What recommendations have the auditors made either as to adjustments in the financial statements or as to changes in practice, the reasons for such recommendations and the response of the Company or subsidiary personnel to the recommendations. (Subsequent meetings should follow up on these recommendations to determine whether or not they have been properly implemented);

          (d) To what extent have management and other personnel of the Company or its subsidiaries assisted in or hindered the conduct of the audit. Did any differences arise between management and the auditors and, if so, how were these resolved.

     4. Review of Internal Control Procedures. The review of internal control procedures should involve discussion with management and the outside auditors concerning the following points:

          (a) Is the Company's internal accounting control system sufficient to provide reasonable assurances that

           (i) transactions are executed in accordance with management's general or specific authorization and are recorded as necessary to permit proper preparation of financial statements and to maintain accountability for assets;

           (ii) access to assets is permitted only in accordance with management's general or specific authorization and the recorded accountability for assets is reviewed and compared with existing assets at reasonable intervals and appropriate action taken with respect to any differences.

        (b) Are the financial and accounting personnel of the Company and its subsidiaries properly using the control system; are they sufficiently capable of doing so;

        (c) How does the internal accounting control system of the Company and its subsidiaries compare with those of comparable public companies.

        (d) What suggestions as to changes in the system have been made by the outside auditors; have these been implemented; if approved by management.

        (e) In view of the foregoing, is the quality of interim reporting adequate for the needs of the Company and its subsidiaries and the Company's stockholders.

     F. Focus of Committee Activities. The outside auditor for the Company is ultimately accountable to the Board and the Committee. Within the general framework set forth above, it shall be the responsibility of the Committee to keep itself aware of those policies and practices of the Company and its subsidiaries of particular importance at any time in view of then current governmental or regulatory activity, especially any matters which could subject the Company or its subsidiaries to the adverse scrutiny of the Securities and Exchange Commission, the Internal Revenue Service, the New York Stock Exchange or other regulatory agencies, and to potentially substantial liability.

                         THE BOSTON BEER COMPANY, INC.

             PROXY - ANNUAL MEETING OF STOCKHOLDERS - MAY 22, 2001

                              CLASS A COMMON STOCK

     The undersigned, a stockholder of THE BOSTON BEER COMPANY, INC., does hereby appoint C. James Koch the undersigned's proxy, with full power of substitution, to appear and vote at the Annual Meeting of Stockholders, to be held on May 22, 2001 at 10:00 A.M., local time, or at any adjournments thereof, upon such matters as may come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs said proxy, or his substitute, to vote as specified on the reverse side on the following matters and in accordance with his judgment on other matter which may properly come before the Meeting.

                (Continued and to be Completed on Reverse Side)


                              FOLD AND DETACH HERE

                                ----------------
                                ADMISSION TICKET
                                ----------------

                         THE BOSTON BEER COMPANY, INC.

                              2001 ANNUAL MEETING

                             Tuesday, May 22, 2001
                                   10:00 A.M.
                                  The Brewery
                               30 Germania Street
                                   Boston, MA

SPACE BELOW. NO BOXES NEED TO BE CHECKED.                       your vote as [X]
                                                                indicated in
                                                                this example

1. Election of Class A Directors.

        FOR all nominees               WITHHOLD
       listed. (Except as          authority for all
     marked to the contrary            nominees
         to the right.)                 listed.

             [ ]                         [ ]

PEARSON C. CUMMIN, III, JAMES C. KAUTZ AND ROBERT N. HIATT

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________


I plan to attend the meeting.      [ ]

PLANNING TO ATTEND? PLEASE HELP OUR PLANNING EFFORTS BY LETTING US KNOW IF YOU EXPECT TO ATTEND THE ANNUAL MEETING. PLEASE CALL (617) 368-5050, AND CHECK THE BOX ABOVE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED SUCH SHARES WILL BE VOTED IN FAVOR OF SUCH ITEM.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full title when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.

Dated ____________________________________________________________________, 2001

__________________________________________________________________________(L.S.)

__________________________________________________________________________(L.S.)
Stockholder(s) Sign Here

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                              FOLD AND DETACH HERE

                      [MAP WITH DIRECTIONS TO THE BREWERY]

DIRECTIONS TO THE BREWERY
FROM THE SOUTH OF BOSTON
Take 93N to exit 18 (Mass Ave and Roxbury Exit). Go straight down Melnea Cass Blvd toward Roxbury. Once on Melnea Cass Blvd you will go through seven lights. At the eighth light take a left on Tremont St (Landmark: Northeastern University and Ruggles T Station will be on your right when you turn onto Tremont St. Note:
Tremont St eventually become Columbus Ave). Follow Tremont St through seven lights. Take a right on Amory St (Landmark: look for a big, powder blue Muffler Mart shop on the right - directly after Centre Street). Follow Amory St through 2 lights. After the 2nd light take a left on Porter St (Landmark: Directly after Boylston St). Go to the end of Porter St and the Brewery is on the right.

FROM THE NORTH OF BOSTON
Take 93S to exit 18 (Mass Ave and Roxbury exit) and follow the above directions.

FROM THE SUBWAY
Take the Orange Line outbound toward Forest Hills. Exit at the Stony Brook stop. Above ground take a left onto Boylston St. Take your first right onto Amory St. Then take your first left onto Porter St to Brewery gate (the Brewery will be at the end of Porter St on your right).